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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  AUGUST 4, 1997


                         FLEXTRONICS INTERNATIONAL LTD.
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             (Exact name of Registrant as specified in its charter)


                                    SINGAPORE
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                         (State or other jurisdiction of
                                 incorporation)



      0-23354                                            NOT APPLICABLE
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    (Commission                                          (IRS Employer
    File Number)                                       Identification No.)


514 CHAI CHEE LANE, #04-13, BEDOK INDUSTRIAL ESTATE, SINGAPORE       469029
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         (Address of principal executive offices)                   (Zip Code)


                                  (65) 449-5255
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)





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         AMENDMENT TO CURRENT REPORT ON FORM 8-K FILED AUGUST 11, 1997

This amendment to the registrant's Current Report on Form 8-K, filed on August 11, 1997 is being filed to submit, as Exhibit 16.1 to Item 7 of this report, a letter from Ernst & Young, the registrant's independent accountant, stating that it concurs with the statements made by the registrant in Item 4 of this report.




ITEM 4:  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 1, 1997, the Audit Committee of the Board of Directors of Flextronics International Ltd. (the "Company") approved the engagement of Arthur Andersen LLP, San Jose, California as independent public accountants to audit and report on the financial statements of the Company and its subsidiaries for the year ended March 31, 1998. This change is related to the Company's shift of certain financial reporting functions and the Company's audit relationship to San Jose. On August 4, 1997, the Company informed the firm of Ernst & Young, which had been serving as independent public accountants for the Company, of its desire to have Arthur Andersen LLP succeed Ernst & Young as the Company's independent accountants. On August 5, 1997, Ernst & Young advised the Company that it will not seek re-election at the Company's next Annual General Meeting scheduled for September 26, 1997. Accordingly, the engagement of Ernst & Young will terminate at the time of the Annual General Meeting. The Company will nominate Arthur Andersen LLP as the Company's independent public accountants for approval by the shareholders at the Company's Annual General Meeting.

(b) In connection with its audits for the two most recent years, and through August 5, 1997, there have been no reportable events or disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(c) Ernst & Young's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

(d) During the two most recent fiscal years, Arthur Andersen LLP, the independent accountants of the Company to stand for election at the upcoming Annual General Meeting, has not been consulted regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements; or (3) any matter that was either the subject of a disagreement or a reportable event.




ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 16.1 Letter, dated August 14, 1997 from Ernst & Young, the registrant's independent accountant, regarding its concurrence with the statements made by the registrant in Item 4 of this report.

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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FLEXTRONICS INTERNATIONAL LTD.





Date:  August 18, 1997                By:      /s/   ROBERT R. B. DYKES
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                                            Robert R. B. Dykes
                                            Senior Vice President of Finance and
                                              Administration